UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2017

_________________________

Sucampo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33609	30-0520478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 King Farm Boulevard, Suite 550

Rockville, MD 20850

(Address of principal executive offices, including zip code)

(301) 961-3400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Explanatory Note

On April 3, 2017, Sucampo Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the "Original Form 8-K") reporting that on April 3, 2017, the Company completed a merger transaction with Vtesse, Inc. (“Vtesse”). The purpose of this Amendment No. 1 to the Original Form 8-K (the “Amendment”) is to file the financial statements and pro forma information required by Item 9.01. The Amendment does not amend or otherwise affect Items 1.01, 2.01, 3.02 or 7.01 of the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired. The audited consolidated balance sheets of Vtesse as of December 31, 2016 and 2015, and the audited consolidated statements of operations and comprehensive loss, consolidated statements of changes in redeemable convertible preferred stock and stockholders deficit and consolidated statements of cash flows of Vtesse for the fiscal years ended December 31, 2016 and 2015, and the notes to the consolidated financial statements, are included as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a) and made a part hereof.

The unaudited consolidated condensed balance sheet of Vtesse as of March 31, 2017, unaudited consolidated condensed statements of operations and comprehensive loss and unaudited consolidated condensed statements of cash flows of Vtesse for the three months ended March 31, 2017 and 2016 and the notes to the unaudited consolidated financial statements are included as Exhibit 99.2 and are hereby incorporated by reference into this Item 9.01(a) and made a part hereof.

(b)	Pro Forma Financial Information. The following unaudited pro forma financial information related to the acquisition by the Registrant of Vtesse is attached hereto as Exhibit 99.3 and incorporated by reference into this Item 9.01(b) and made a part hereof:

(i) Unaudited pro forma combined consolidated statement of operations for the three months ended March 31, 2017 and for the year ended December 31, 2016;

(ii) Unaudited pro forma combined consolidated balance sheet as of March 31, 2017; and

(iii) Notes to the unaudited pro forma combined consolidated financial statements.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst and Young LLP, Vtesse, Inc. independent auditors
99.1	Audited Consolidated Financial Statements of Vtesse, Inc.
99.2	Unaudited Consolidated Condensed Financial Statements of Vtesse, Inc.
99.3	Unaudited Pro Forma Combined Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.

	By:	/s/ Peter Pfreundschuh
Date: May 22, 2017		Peter Pfreundschuh Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Ernst and Young LLP, Vtesse, Inc. independent auditors
99.1	Audited Consolidated Financial Statements of Vtesse, Inc.
99.2	Unaudited Consolidated Condensed Financial Statements of Vtesse, Inc.
99.3	Unaudited Pro Forma Combined Consolidated Financial Statements